Inventories	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
Inventories	Inventories

Amounts in thousands USD	As of December 31, 2022	As of December 31, 2021
Raw materials	$15,550	$18,402
Work in-progress	19,955	5,138
Finished products	8,741	5,400
Total inventories at the lower of cost and net realizable value	$44,246	$28,940

The Group periodically analyses its inventory levels to identify inventory that may expire prior to expected usage or no longer meets quality specifications. When we have identified inventories to be in excess or obsolete, we write down the value of those inventories to their net realizable value based upon judgment and estimates about future demand and market conditions. A provision for slow-moving and obsolete inventory is made within Cost of goods sold. As of December 31, 2021 the provision amounted to $561 thousand. As per December 31, 2022 the provision amounted to $707 thousand.